UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2004

BLOCKBUSTER INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-15153	52-1655102
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street Dallas, Texas	75270
(Address of Principal Executive Offices)	(Zip Code)

(214) 854-3000

(Registrant’s Telephone Number, Including Area Code)

Item 12. Results of Operations and Financial Condition.

On February 10, 2004, Blockbuster Inc. issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOCKBUSTER INC.

Date: February 10, 2004	By:	/s/ Larry J. Zine

Larry J. Zine Executive Vice President, Chief Financial Officer and Chief Administrative Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Blockbuster Inc. press release, dated February 10, 2004, announcing financial results for the fourth quarter and full year ended December 31, 2003

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